LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                       PRIME REFRACTIVE MANAGEMENT, L.L.C.
     Organized under the Delaware Limited Liability Company Act (the "Act").

                                    ARTICLE I

                                NAME AND LOCATION

     Section 1.1. Name. The name of this limited liability company is Prime Refractive Management, L.L.C. (the "Company").

         Section 1.2. Members. The only member of the Company upon the execution of this Limited Liability Company Agreement (this "Agreement") shall be Prime RVC, Inc., a Delaware corporation ("Prime"). For purposes of this Agreement, the "Members" shall include such named members and any new members admitted pursuant to the terms of this Agreement, but does not include any person or entity who has ceased to be a member in the Company.

     Section 1.3. Principal Office. The principal office of the Company shall be located in 1301 Capital of Texas Hwy., Suite C-300, Austin, Texas 78746-6550, or such other location as may be selected by the Members.

     Section 1.4. Registered Agent and Address. The name of the registered agent and the address of the registered office of the Company as set forth in the Certificate of Formation of the Company are:

                          The Corporation Trust Company
                          1209 Orange Street
                          Wilmington, Delaware 19801

     Section 1.5. Other Offices. Other offices and other facilities for the transaction of business shall be located at such places as the Managers may from time to time determine.

                                   ARTICLE II

                                   MEMBERSHIP

     Section 2.1. Members' Interests. The "Membership Interest" of each Member is set forth on Exhibit A.

         Section 2.2. Admission to Membership. Subject to Prime's right to transfer its Membership Interest pursuant to Section 2.5 below, the admission of new Members shall be only by the unanimous vote of the Members. If new members are admitted, this Agreement shall be amended to reflect each Member's revised Membership Interest.

     Section 2.3. Property Rights. No Member shall have any right, title, or interest in any of the property or assets of the Company.

     Section 2.4. Liability of Members. No Member of the Company shall be personally liable for any debts, liabilities, or obligations of the Company, including under a judgment decree, or order of court.

         Section 2.5. Transferability of Membership. Except as provided below, Membership Interests in the Company are transferable only with the unanimous written consent of all Members. If such unanimous written consent is not obtained when required, the transferee shall be entitled to receive only the share of profits or other compensation by way of income and the return of contributions to which the transferor Member otherwise would be entitled (giving full effect to any contractual qualifications or restrictions on the transferor Member's right to receive distributions from the Company). Notwithstanding the foregoing, (i) the Membership Interests of Prime may be freely transferred, without consent, to any entity that is then owned or controlled, directly or indirectly, by Prime Medical Services, Inc., a Delaware corporation ("PMSI"), or its successor in interest, (ii) the Membership Interests of any Member may be freely assigned, pledged or otherwise transferred, without consent, to secure any debt, liability or obligation owed to Prime by the Company, any Member or any entity affiliated with the Company, and (iii) the Membership Interests of any Member may be freely assigned, pledged or otherwise transferred, without consent, in favor of the lender(s) under, or by the lender(s) as a result of the enforcement of any security interest arising pursuant to, that certain Senior Credit Facility of PMSI.

         Section 2.6. Resignation of Members. A Member may not withdraw from the Company except on the unanimous consent of the remaining Members. The terms of the Member's withdrawal shall be determined by agreement between the remaining Members and the withdrawing Member.

                                   ARTICLE III

                                MEMBERS' MEETINGS

         Section 3.1. Time and Place of Meeting. All meetings of the Members shall be held at such time and at such place within or without the State of Delaware as shall be determined by the Managers.

         Section 3.2. Annual Meetings. In the absence of an earlier meeting at such time and place as the Managers shall specify, annual meetings of the Members shall be held at the principal office of the Company on the date which is thirty (30) days after the end of the Company's fiscal year if not a legal holiday, and if a legal holiday, then on the next full business day following, at 10:00 a.m., at which meeting the Members may transact such business as may properly be brought before the meeting.

     Section 3.3. Special Meetings. Special meetings of the Members may be called at any time by any Member. Business transacted at special meetings shall be confined to the purposes stated in the notice of the meeting.

         Section 3.4. Notice. Written or printed notice stating the place, day and hour of any Members' meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than thirty (30) days before the date of the special meeting, either personally or by mail, by or at the direction of the person calling the meeting, to each Member entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered three (3) days after it is deposited in the United States mail, postage prepaid, to the Member at his address as it appears on the records of the Company at the time of mailing.

         Section 3.5. Quorum. Members present in person or represented by proxy, holding more than fifty percent (50%) of the total votes which may be cast at any meeting shall constitute a quorum at all meetings of the Members for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the Members, the Members entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. When any adjourned meeting is reconvened and a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. Once a quorum is constituted, the Members present or represented by proxy at a meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal therefrom of such number of Members as to leave less than a quorum.

         Section 3.6. Voting. When a quorum is present at any meeting, the vote of the Members, whether present or represented by proxy at such meeting, holding more than fifty percent (50%) of the total votes which may be cast at any meeting shall be the act of the Members, unless the vote of a different number is required by the Act, the Certificate of Formation or this Agreement. Each Member shall be entitled to one vote for each percentage point represented by their Membership Interest. Fractional percentage point interests shall be entitled to a corresponding fractional vote.

         Section 3.7. Proxy. Every proxy must be executed in writing by the Member or by his duly authorized attorney-in-fact, and shall be filed with the Secretary of the Company prior to or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided therein. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law.

         Section 3.8. Action by Written Consent. Any action required or permitted to be taken at any meeting of the Members may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Members entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a unanimous vote of Members.

         Section 3.9. Meetings by Conference Telephone. Members may participate in and hold meetings of Members by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE IV

                        MEMBERSHIP CAPITAL CONTRIBUTIONS

         Except for each Member's initial capital contribution made in connection with the formation of the Company, no capital contributions shall be required of any Member without the approval of all the Members to raise additional capital, and only then proportionately as to each Member.

                                    ARTICLE V

                             DISTRIBUTION TO MEMBERS

         The Managers shall determine, in their sole discretion, the amount and timing of all distributions from the Company. Distributions shall be divided among the Members in accordance with their Membership Interests. Distributions in kind shall be made on the basis of agreed value as determined by the Members. In no event may the Company make a distribution to its Members if, immediately after giving effect to the distribution, all liabilities of the Company, other than liabilities to the Members with respect to their interests and liabilities for which the recourse of creditors is limited to specified property of the Company, exceed the fair value of the Company's assets; except that the fair value of property that is subject to liability for which recourse of creditors is limited, shall be included in the Company assets only to the extent that the fair value of the property exceeds that liability. Except as contemplated in this Article V, no distributions of cash or other assets of the Company shall be made to the Members in their capacity as owners of the Company.

                                   ARTICLE VI

              ALLOCATION OF NET PROFITS AND LOSSES FOR TAX PURPOSES

         For accounting and income tax purposes, all items of income, gain, loss, deduction, and credit of the Company for any taxable year shall be allocated among the Members in accordance with their respective Membership Interests, except as may be otherwise required by the Internal Revenue Code of 1986, as amended.

                                   ARTICLE VII

                           DISSOLUTION AND WINDING UP

     Section 7.1. Dissolution. Notwithstanding any provision of the Act, the Company shall be dissolved only upon the first of the following to occur:

     (a) Forty (40) years from the date of filing the Certificate of Formation of the Company;

     (b) Written consent of all the then current Members to dissolution; or

                  (c) The bankruptcy of a Member, unless there is at least one remaining Member and such Member or, if more than one remaining Member, all remaining Members agree to continue the Company and its business.

         Section 7.2.  Winding Up.  Unless the Company is continued  pursuant to
Section 7.1(c) of this Article VII., in the event of dissolution of the Company, the Managers (excluding any Manager(s) holding office pursuant to designation by a Member subject to bankruptcy proceedings) shall wind up the Company's affairs as soon as reasonably practicable. On the winding up of the Company, the Managers shall pay and/or transfer the assets of the Company in the following order:

     (a) In discharging liabilities (including loans from Members) and the expenses of concluding the Company's affairs; and

     (b) The balance, if any, shall be divided between the Members in accordance with the Members' Membership Interests.

                                  ARTICLE VIII

                                    MANAGERS

         Section 8.1. Selection of Managers. Management of the Company shall be vested in the Managers. Initially, the Company shall have three (3) Managers, being Kenneth S. Shifrin, Brad A. Hummel, and Cheryl L. Williams. The Members may, by unanimous vote of all Members, from time to time, change the number of Managers of the Company and, subject to the foregoing provisions of this Section, remove or add Managers accordingly. A Manager shall serve as a Manager until their resignation or removal pursuant to Section 8.2 or 8.3. Managers need not be residents of the State of Delaware or Members of the Company.

         Section 8.2. Resignations. Each Manager shall have the right to resign at any time upon written notice of such resignation to the Members. Unless otherwise specified in such written notice, the resignation shall take effect upon the receipt thereof, and acceptance of such resignation shall not be necessary to make same effective.

         Section 8.3. Removal of Managers. Any Manager may be removed, for or without cause, though his term may not have expired, by the vote of more than fifty percent (50%) of the Membership Interests of the Members.

         Section 8.4. General Powers. The business of the Company shall be managed by its Managers, which may, by the vote or written consent in accordance with this Agreement, exercise any and all powers of the Company and do any and all such lawful acts and things as are not by the Act, the Certificate of Formation or this Agreement directed or required to be exercised or done by the Members, including, but not limited to, contracting for or incurring on behalf of the Company debts, liabilities and other obligations, without the consent of any other person, except as otherwise provided herein.

     Section 8.5. Place of Meetings. The Managers of the Company may hold their meetings, both regular and special, either inside or outside the State of Delaware

         Section 8.6. Annual Meetings. The annual meeting of the Managers shall be held without further notice immediately following the annual meeting of the Members, and at the same place, unless by unanimous consent of the Managers that such time or place shall be changed.

     Section 8.7. Regular Meetings. Regular meetings of the Managers may be held without notice at such time and place as shall from time to time be determined by the Managers.

     Section 8.8. Special Meetings. Special meetings of the Managers may be called by any Manager on seven (7) days notice to each Manager, with such notice to be given personally, by mail or by telecopy, telegraph or mailgram.

         Section 8.9. Quorum and Voting. At all meetings of the Managers the presence of at least a majority of the number of Managers shall be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the Managers present at any meeting at which there is a quorum shall be the act of the Managers, except as may be otherwise specifically provided by the Act, the Certificate of Formation or this Agreement. If a quorum shall not be present at any meeting of Managers, the Managers present there may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present.

         Section 8.10. Committees. The Managers may, by resolution passed by a majority of the Managers, designate committees, each committee to consist of two or more Managers, which committees shall have such power and authority and shall perform such functions as may be provided in such resolution. Such committee or committees shall have such name or names as may be designated by the Managers and shall keep regular minutes of their proceedings and report the same to the Managers when required.

     Section 8.11. Compensation of Managers. The Members shall have the authority to fix the compensation of Managers and such compensation may include expenses.

         Section 8.12. Action by Written Consent. Any action required or permitted to be taken at any meeting of the Managers or of any committee designated by the Managers may be taken without a meeting if written consent, setting forth the action so taken, is signed by all the Managers or of such committee, and such consent shall have the same force and effect as a unanimous vote at a meeting.

         Section 8.13. Meetings by Conference Telephone. Managers or members of any committee designated by the Managers may participate in and hold a meeting of the Managers or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     Section 8.14. Liability of Managers. No Manager of the Company shall be personally liable for any debts, liabilities, or obligations of the Company, including under a judgment, decree, or order of the court.

         Section 8.15. Specific Power of Managers. The Managers shall have the authority to enter into and execute all documents in relation to the formation of the Company including, but not limited to, issuance of the Certificate of Formation and this Agreement.

                                   ARTICLE IX

                                     NOTICES

         Section 9.1. Form of Notice. Whenever under the provisions of the Act, the Certificate of Formation or this Agreement notice is required to be given to any Manager or Member, and no provision is made as to how such notice shall be given, notice shall not be construed to mean personal notice only, but any such notice may also be given in writing, by mail, postage prepaid, addressed to such Manager or Member at such address as appears on the books of the Company, or by telecopy, telegraph or mailgram. Any notice required or permitted to be given by mail shall be deemed to be given three (3) days after it is deposited, postage prepaid, in the United States mail as aforesaid.

         Section 9.2. Waiver. Whenever any notice is required to be given to any Manager or Member of the Company under the provision of the Act, the Certificate of Formation or this Agreement, a waiver thereof in writing signed by the person or persons entitled to such notice, whether signed before or after the time stated in such waiver, shall be deemed equivalent to the giving of such notice.

                                    ARTICLE X

                                    OFFICERS

         Any Manager may also serve as an officer of the Company. The Managers may designate one or more persons who are not Managers of the Company to serve as officers and may designate the titles of all officers. The initial officers of the Company shall be: Kenneth S. Shifrin, Chairman of the Board; Joe Jenkins, M.D., President; Cheryl Williams, Vice President, Secretary and Chief Financial Officer; and Teena Belcik, Treasurer. Unless otherwise provided in a resolution of the Members or Managers the officers of the Company shall have the powers designated with respect to such offices under the Delaware Limited Liability Company Act, and any successor statute, as amended from time-to-time.

                                   ARTICLE XI

                                    INDEMNITY

         Section 11.1. Indemnification. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding (whether or not by or in the right of the Company), by reason of the fact that such person is or was a manager, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, manager, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, employee benefit plan, other enterprise, or other entity, against all judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses (including attorneys' fees and court costs) actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of any such person so indemnified pursuant to this Article XI. The right to indemnification under this Article XI shall be a contract right and shall not be deemed exclusive of any other right to which those seeking indemnification may be entitled under any law, bylaw, agreement, vote of members or disinterested managers or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Any repeal or amendment of this Article XI by the Members of the Company or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and shall not adversely affect the indemnification of any person who may be indemnified at the time of such repeal or amendment.

         Section 11.2. Indemnification Not Exclusive. The rights of indemnification and reimbursement provided for in this Article XI shall not be deemed exclusive of any other rights to which any such Manager, officer, employee or agent may be entitled under the Certificate of Formation, this Agreement or vote of Members, or as a matter of law or otherwise.

                                   ARTICLE XII

                                  MISCELLANEOUS

     Section 12.1. Fiscal Year. The fiscal year of the Company shall be fixed by resolution of the Managers.

     Section 12.2. Records. At the expense of the Company, the Managers shall maintain records and accounts of all operations of the Company. At a minimum, the Company shall keep at its principal place of business the following records:

     (a) A current list of the name and last known mailing address of each Member;
                  (b)      A current list of each Member's Membership Interest;

     (c) A copy of the Certificate of Formation and the Agreement of the Company, and all amendments thereto, together with executed copies of any powers of attorney;

     (d) Copies of the Federal, state, and local income tax returns and reports for the Company's six most recent tax years; and

     (e) Correct and complete books and records of account of the Company.

         Section 12.3. Seal. The Company may by resolution of the Managers adopt and have a seal, and said seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced. Any officer of the Company shall have authority to affix the seal to any document requiring it.

     Section 12.4. Agents. Every Manager and Officer is an agent of the Company for the purpose of the business. The act of a Manager or Officer, including the execution in the name of the Company of any instrument for carrying on in the usual way the business of the Company, binds the Company.

         Section 12.5. Checks. All checks, drafts and orders for the payment of money, notes and other evidences of indebtedness issued in the name of the Company shall be signed by such officer, officers, agent or agents of the Company and in such manner as shall from time to time be determined by resolution of the Managers. In the absence of such determination by the Mangers, such instruments shall be signed by the Treasurer or the Secretary and countersigned by the President or a Vice President of the Company, if the Company has such officers.

     Section 12.6. Deposits. All funds of the Company shall be deposited from time to time to the credit of the Company in such banks, trust companies or other depositories as the Managers may select.

         Section 12.7. Annual Statement. The Managers shall present at each annual meeting, and, when called for by vote of the Members, at any special meeting of the Members, a full and clear statement of the business and condition of the Company.

         Section 12.8. Financial Statements. As soon as practicable after the end of each fiscal year of the Company, a balance sheet as at the end of such fiscal year, and a profit and loss statement for the period ended, shall be distributed to the Members, along with such tax information (including all information returns) as may be necessary for the preparation of each Member of its Federal, state and local income tax returns. The balance sheet and profit and loss statement referred to in the previous sentence may be as shown on the Company's federal income tax return.

     Section 12.9. Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any one counterpart.

                                  ARTICLE XIII

                                   AMENDMENTS

         Section 13.1. Amendments. This Agreement may be altered, amended or repealed and new Agreements may be adopted, only in accordance with the provisions of Section 8.9, but otherwise at any regular meeting or at any special meeting called for that purpose, or by execution of a written consent in accordance with the provisions of Section 3.8.

     Section 13.2. When Agreement Silent. It is expressly recognized that when the Agreement is silent or in conflict with the requirements of the Act as to the manner of performing any Company function, the provisions of the Act shall control.

                            [SIGNATURE PAGE FOLLOWS]

043838.0012  AUSTIN 151819 v3                       S-1

                                SIGNATURE PAGE TO

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                       PRIME REFRACTIVE MANAGEMENT, L.L.C.

         IN WITNESS WHEREOF, the undersigned Member hereby adopt this Agreement as the Agreement of the Company, effective as of the 31st day of January, 2000.

                                                     PRIME RVC, INC.


                                                     Cheryl L. Williams

                                      Vice President and Chief Financial Officer

043838.0012  AUSTIN 151819 v3

                                    EXHIBIT A

                               OWNERSHIP INTERESTS

Name                                                Ownership Percentage

Prime RVC, Inc.                                             100%